William J. Small Chairman, President & Chief Executive Officer Donald P. Hileman Executive Vice President & Chief Financial Officer KBW Investor Conference Exhibit 99

The issuer has filed a registration statement including a prospectus, and will file a related supplement with the Securities and Exchange Commission (“SEC”), for the offering to which this communication relates. Before you invest, you should read the prospectus, the prospectus supplement and any other documents the issuer has filed or will file with the SEC for more complete information about the issuer and this offering. This presentation may contain certain forward - looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21B of the Securities Exchange Act of 1934, as amended, which are intended to be safe harbors created thereby. Those statements may include, but are not limited to, all statements regarding intent, beliefs, expectations, projections, forecasts and plans of First Defiance Financial Corp. and its management, and specifically include statements regarding: changes in economic conditions, the nature, extent and timing of governmental actions and reforms, future movements of interest rates, the production levels of mortgage loan generation, the ability to grow loans and deposits, the ability to benefit from a changing interest rate environment, the ability to sustain credit quality ratios at current or improved levels, the ability to sell OREO properties, the continued strength of First Federal Bank of the Midwest in its market area, and the ability of First Defiance to grow in existing and adjacent markets. These forward - looking statements involve numerous risks and uncertainties, including those inherent in general and local banking, insurance and mortgage conditions, competitive factors specific to markets in which First Defiance and its subsidiaries operate, future interest rate levels, legislative and regulatory decisions or capital market conditions and other risks and uncertainties detailed from time to time in the First Defiance’s SEC filings, including First Defiance’s Annual Report on Form 10 - K for the year ended December 31, 2012. One or more of these factors have affected or could in the future affect First Defiance’s business and financial results and could cause actual results to differ materially from plans and projections. Therefore, there can be no assurances that the forward - looking statements included in this investor presentation will prove to be accurate. In light of significant uncertainties in the forward - looking statements included herein, the inclusion of such information should not be regarded as a representation by First Defiance or any other persons, that the objectives and plans of First Defiance will be achieved. All forward - looking statement made in this investor presentation are based on information presently available to the management of First Defiance. First Defiance assumes no obligation to update any forward - looking statements. Forward - Looking Statements 2

3 William J. Small Chairman, President & Chief Executive Officer First Defiance Financial Corp.

• Consolidated Assets of $2.07 billion (06/30/13) • First Federal Bank of the Midwest: o 33 banking centers in 3 states; 42 ATM locations o Trust and Wealth Management Services • First Insurance Group: o Specializes in Property & Casualty and Group Health & Life Insurance o Six locations throughout the bank’s footprint o Acquired an employee benefits line of business in May 2010 o Acquired an insurance agency in July 2011 • Received $37 million of TARP Capital in December 2008 o TARP Investment Redemption in June 2012 Company Profile 4 Our unwavering focus for over 90 years: Community Financial Services

Investment Highlights • Community leaders with deep roots in the communities we have served since the 1920s • Experienced and disciplined management team • Strong tangible capital levels • Stable core deposit base, changing mix • Historically stable and strong net interest margin • Strong and diversified balance sheet • Market leader in northwest Ohio 5

Management Position Age Years with Company Years in Banking William J. Small Chairman, President, CEO 62 27 34 Donald P. Hileman Executive Vice President, CFO 60 4 36 James L. Rohrs Executive Vice President 64 12 40 Gregory R. Allen Southern Market Area President 48 13 23 Jeffrey D. Vereecke Northern Market Area President 50 27 27 Timothy K. Harris Eastern Market Area President 54 11 31 James R. Williams Western Market Area President 44 14 21 Dennis E. Rose Executive Vice President, COO 44 15 15 Michael D. Mulford Executive Vice President, CCO 47 8 24 Executive Leadership 6

First Defiance’s Market • Largest Community Bank based in northwest Ohio based on asset size • Strong market share • Significant presence in core communities • Positive reputation 7

Non - Interest Bearing Checking Accounts 18.4% Interest Bearing Checking & Money Market Accounts 40.3% Savings Accounts 11.2% CDs under $100,000 19.7% CDs over $100,000 10.3% National CDs 0.1% Stable Deposit Base Total Deposits: $1.636 billion Average Cost of Interest - Bearing Deposits: 0.45% 8 Data as of June 30, 2013, Source: Press release

$0 $50 $100 $150 $200 $250 $300 $350 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 $62.5 $103.5 $106.3 $121.6 $176.1 $189.1 $216.7 $245.9 $315.1 $301.7 Non - Interest Bearing Deposits Source: Corresponding 10 - K 2013 data as of June 30, 2013, Source: Press release 9 (In millions)

Home Equity and Improvement 7% 1-4 Family Residential Real Estate Loans 12% Construction Loans 3% Consumer 1% Multi-Family Residential Real Estate Loans 9% Non-Residential Real Estate Loans 43% Commercial and Industrial 25% Total = $1.578 billion Loan Portfolio Composition 10 Data as of June 30, 2013 Source: Press release and internally prepared calculations for 10 - Q

• In - market lending • No loan production offices outside of footprint • Conservative underwriting standards • Cash flow lender • Use of guarantors • Asset Review Committee assures on - going monitoring • Review risk management reports monthly • Make risk grade changes as needed • Credit administration infrastructure active throughout the loan process • Lending limits established by industry classification • Analysts with industry specialization Credit Quality Management 11

12 Donald P. Hileman Executive Vice President & Chief Financial Officer First Defiance Financial Corp.

Credit Quality NPAs/Assets (%) 2.19% 1.98% 1.78% 1.94% 1.70% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 2Q 12 3Q 12 4Q 12 1Q 13 2Q 13 13 Source: Press releases

$0 $5 $10 $15 $20 $25 $30 June 30, 2013 Total $35.2 December 31, 2012 Total $36.4 Non - Performing Asset Composition 14 Source: Press releases (In millions)

15 NCOs(annualized)/Avg. Loans (%) 1.78% 0.22% 0.59% 0.18% 0.17% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 2Q 12 3Q 12 4Q 12 1Q 13 2Q 13 Credit Quality Source: Press releases

Reserves/NPLs (%) Credit Quality 63% 70% 82% 75% 92% 0% 20% 40% 60% 80% 100% 2Q 12 3Q 12 4Q 12 1Q 13 2Q 13 16 Source: Press releases

17 Credit Quality Reserves/Loans (%) 1.76% 1.74% 1.75% 1.76% 1.68% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 2Q 12 3Q 12 4Q 12 1Q 13 2Q 13 Source: Press releases

$7,994 $7,780 $10,180 $8,962 $7,848 28.0% 27.9% 34.2% 32.7% 29.5% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 2Q 12 3Q 12 4Q 12 1Q 13 2Q 13 Revenue Diversity: Non - Interest Income 18 Source: Press releases Line Graph = Non - Interest Income as a % of Revenue (In thousands)

$7,612 $7,677 $8,574 $8,909 $7,804 $0 $2,000 $4,000 $6,000 $8,000 $10,000 2Q 12 3Q 12 4Q 12 1Q 13 2Q 13 Non - Interest Income Source: Press tables 19 (In thousands) Non - Interest Income excluding securities gains/losses

$15,532 $16,450 $17,538 $17,199 $15,674 61.5% 65.1% 66.5% 66.6% 62.4% 10% 20% 30% 40% 50% 60% 70% 80% 90% $0 $5,000 $10,000 $15,000 $20,000 2Q 12 3Q 12 4Q 12 1Q 13 2Q 13 Non - Interest Expense 20 Source: Press releases Line Graph = Efficiency Ratio (In thousands)

14.20% 14.91% 16.68% 12.13% 14.21% 1.90% 1.83% 2.11% 1.55% 1.85% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 18.00% 2Q 12 3Q 12 4Q 12 1Q 13 2Q 13 Pre - Tax Pre - Provision ROA ROE 21 Calculations: Income before taxes + Tax Equivalent Adj + Provision – OTTI + Acquisition Costs – MSR Credit (charge) – Gains (los s) on securities – FHLB Pre - payment Penalties

Financial Highlights Source: 2013 - press release, Prior periods - corresponding 10 - K YTD 06/30/13 2012 2011 2010 2009 2008 Net Interest Income $33.45 $69.01 $69.88 $70.16 $67.32 $62.20 Provision for Loan Losses $0.87 $10.92 $12.43 $23.18 $23.23 $12.59 Net Income $11.67 $18.66 $15.53 $8.11 $7.19 $7.36 Net Income Available to Common Shareholders $11.67 $18.05 $13.51 $6.09 $5.18 $7.21 Net Income per Common Share $1.15 $1.81 $1.42 $0.75 $0.63 $0.91 Return on Equity 8.96% 6.99% 5.89% 3.40% 3.09% 3.85% Return on Assets 1.16% 0.90% 0.75% 0.39% 0.36% 0.40% For The Years Ended December 31, 22 (In millions, except share amounts )

3.80% 3.76% 3.89% 3.88% 3.81% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 2008 2009 2010 2011 2012 Net Interest Margin Annual 23 Source: Corresponding 10 - K

24 Net Interest Margin Quarterly 3.75% 3.80% 3.92% 3.78% 3.82% 0.00% 1.00% 2.00% 3.00% 4.00% 2Q 12 3Q 12 4Q 12 1Q 13 2Q 13 Source: Press releases

Municipals 41% US Government 3% CMO's 29% CDO's 7% MBS's 20% Total Investment Securities: $188.5 million Quality Securities Portfolio Data as of June 30, 2013 Source: Graph - FTN Financial, Total - press release 25

Bank Capital Levels 11.4% 13.2% 14.4% 10.9% 12.7% 14.0% 11.6% 14.2% 15.4% 0% 5% 10% 15% 20% Tier 1 Capital to Assets Tier 1 Capital to Risk Weighted Assets Total Capital to Risk Weighted Assets June 30, 2013 December 31, 2012 December 31, 2011 Well Capitalized Requirement Total Risk Based Capital 10% Tier 1 to Risk Weighted Asset 6% Tier 1 to Average Assets 5% 26 (Reflects TARP Repayment) Source: 2013 - Internally prepared calculations for 10 - Q, Prior periods - corresponding 10 - K

Holding Co. Capital Levels 0% 5% 10% 15% 20% Tier 1 Capital to Assets Tier 1 Capital to Risk Weighted Assets Total Capital to Risk Weighted Assets Common Tangible Equity to Tangible Assets Leverage Ratio June 30, 2013 December 31, 2012 December 31, 2011 Well Capitalized Requirement Total Risk Based Capital 10% Tier 1 to Risk Weighted Asset 6% Tier 1 to Average Assets 5% 27 (Reflects TARP Repayment) Source: 2013 - Internally prepared calculations for 10 - Q, Prior periods - corresponding 10 - K

• Organic growth through newer markets, new relationships and deeper relationships in more established markets • Focus on revenue growth and expense control • Well - positioned for bank acquisition opportunities • Continued opportunities for insurance growth • Emphasize the Community Bank Difference Strategic Focus 28

• Disciplined management team with proven track record • Reputation of focusing on fundamentals • Strong capital levels • Balance sheet strength – attractive core deposit base • Balanced loan portfolio with a disciplined approach to lending • History of successful integration of bank and insurance acquisitions • Well - positioned to grow our balance sheet and geographic footprint, enhancing long - term shareholder value Summary 29